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                                                                  EXHIBIT 10.202


                                                                 Loan No. 95-227

THIS AMENDED, RESTATED AND CONSOLIDATED ACQUISITION PROMISSORY NOTE NO. 1 AMENDS, RESTATES AND CONSOLIDATES (a) THAT CERTAIN AMENDED AND RESTATED ACQUISITION PROMISSORY NOTE DATED DECEMBER 23, 1997 IN THE ORIGINAL PRINCIPAL AMOUNT OF $4,865,000.00, AND (b) THAT CERTAIN FUTURE ADVANCE ACQUISITION PROMISSORY NOTE NO. 1 DATED OCTOBER 19, 1999, IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,000,000.00, (THE OUTSTANDING COMBINED PRINCIPAL BALANCE OF WHICH FOREGOING NOTES AS OF THE DATE HEREOF IS $1,802,680.00), AND (c) THAT CERTAIN FUTURE ADVANCE ACQUISITION PROMISSORY NOTE NO. 2 OF EVEN DATE HEREWITH IN THE PRINCIPAL AMOUNT OF $1,000,000.00, THE ORIGINALS OF WHICH ARE ATTACHED HERETO. ALL DOCUMENTARY STAMP TAX DUE ON THE ATTACHED AMENDED AND RESTATED ACQUISITION PROMISSORY NOTE DATED DECEMBER 23, 1997 IN THE PRINCIPAL AMOUNT OF $4,865,000.00 HAS BEEN PAID AND AFFIXED TO THE ORIGINAL MORTGAGE, ASSIGNMENT OF RENTS AND LEASES AND SECURITY AGREEMENT DATED MARCH 29, 1996 AND RECORDED IN THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, AT OFFICIAL RECORDS BOOK 5038, PAGE 3903. ALL DOCUMENTARY STAMP TAX DUE ON THE ATTACHED FUTURE ADVANCE ACQUISITION PROMISSORY NOTE NO. 1 DATED OCTOBER 19, 1999, IN THE PRINCIPAL AMOUNT OF $1,000,000.00 HAS BEEN PAID AND AFFIXED TO THE NOTICE OF FUTURE ADVANCE NO. 2 DATED OCTOBER 19, 1999, AND RECORDED IN THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, AT OFFICIAL RECORDS BOOK 5868, PAGE 14. ALL DOCUMENTARY STAMP TAX DUE ON THE ATTACHED FUTURE ADVANCE ACQUISITION PROMISSORY NOTE NO. 2 OF EVEN DATE HEREWITH, IN THE PRINCIPAL AMOUNT OF $1,000,000.00 HAS BEEN PAID AND AFFIXED TO THE NOTICE OF FUTURE ADVANCE NO. 3 OF EVEN DATE HEREWITH TO WHICH REFERENCE IS MADE HEREIN. NO DOCUMENTARY STAMP OR INTANGIBLES TAX IS DUE ON THIS AMENDED, RESTATED AND CONSOLIDATED ACQUISITION PROMISSORY NOTE NO. 1.


                       AMENDED, RESTATED AND CONSOLIDATED
                        ACQUISITION PROMISSORY NOTE NO. 1


$2,802,680.00                                                  December 22, 1999


        THIS AMENDED, RESTATED AND CONSOLIDATED ACQUISITION PROMISSORY NOTE NO. 1 amends, restates and consolidates in their entirety the following described promissory notes as are described in that certain Acquisition and Construction Loan Agreement dated March 27, 1996 as subsequently amended, made by Preferred Equities Corporation, a Nevada corporation, to Heller Financial, Inc.: (i) that certain Amended and Restated Acquisition Promissory Note dated December 23, 1997 in the principal amount of $4,865,000.00, (ii) that certain Future Advance Acquisition Promissory Note No. 1 dated October 19, 1999, in the principal amount of $1,000,000.00, and (iii) that certain Future Advance Acquisition Promissory Note No. 2 of even date herewith in the principal amount of $1,000,000.00; ((i), (ii) and (iii) being collectively referred to as the "ORIGINAL NOTES"). Pursuant to that certain Third Amendment to Acquisition and Construction Loan Agreement between Holder and Maker dated _______________, ______, Maker hereby executes and delivers to Holder this Amended, Restated and Consolidated Acquisition Promissory Note No. 1 which amends, restates and consolidates the Original Notes, as follows:



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1.      Promise to Pay.

        FOR VALUE RECEIVED, PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker") whose address is 4310 Paradise Road, Las Vegas, Nevada 89109, promises to pay to the order of HELLER FINANCIAL, INC., a Delaware corporation, and its successors and assigns ("Holder") the sum of Two Million Eight Hundred Two Thousand Six Hundred Eighty Dollars and No/100 ($2,802,680.00), together with all other amounts added thereto pursuant to this Note (the "Loan") (or so much thereof as may from time to time be outstanding), together with interest thereon as hereinafter set forth, payable in lawful money of the United States of America. Payments shall be made to Holder at 500 West Monroe Street, Chicago, Illinois 60661 (or such other address as Holder may hereafter designate in writing to Maker).

        The repayment of the Loan evidenced by this Note is secured by among other things (i) that certain Mortgage, Assignment of Rents and Security Agreement dated March 29, 1996 (the "Mortgage") recorded in the Public Records of Orange County, Florida at Official Records Book 5038, Page 3903, encumbering, among other things, the property commonly described as Ramada Vacation Suites at Tango Bay located in Orange County, Florida (the "Property"), and (ii) that certain Interval Receivables Loan and Security Agreement dated March 28, 1996 (the "Receivables Security Agreement") pursuant to which Maker has assigned, pledged and granted a security interest to Lender in certain receivables related to the sale of Interval Units and other Collateral described therein. This Note, the Amended, Restated and Consolidated Revolving Renovation Promissory Note dated December 23, 1997 (the "Renovation Note"), the Mortgage, the Acquisition and Construction Loan Agreement dated March 27, 1996, as subsequently amended (the "Loan Agreement") and any other documents evidencing or securing the Loan or executed in connection therewith, and any amendment, modification, consolidation, notification under, renewal or extension of any of the foregoing are collectively called the "Loan Documents."

        This Note has been issued pursuant to the Loan Agreement, and all of the terms, covenants and conditions of the Loan Agreement (including all Exhibits thereto) and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. Defined terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

2.      Principal and Interest.

        So long as no Event of Default exists, interest shall accrue on the principal balance hereof from time to time outstanding, and Maker shall pay interest thereon, at a floating rate of interest per annum equal to four and one-quarter percent (4.25%) plus the Base Rate (the aggregate rate referred to as the "Interest Rate"). "Base Rate" shall mean the rate published each business day in the Wall Street Journal for deposits maturing three (3) months after issuance under the caption "Money Rates, London Interbank Offered Rates (Libor)". The Interest Rate for each calendar month shall be fixed based upon the Base Rate published prior to and in effect on the first (1st) business day of such month. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed.

3.      Payment.

        Commencing on May 1, 1996, Maker shall pay interest computed at the Interest Rate monthly in arrears on the first day of each month during the term of this Note.

        Concurrently with Maker's sale of any Interval Unit (as defined in the Loan Agreement), Maker shall pay to Holder the Interval Release Payment and Interval Incentive Fee (as defined in the Loan Agreement) with respect to such Interval Unit. The portion of the Interval Release Payment designated in



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the Loan Agreement to be applied to the Acquisition Commitment shall be applied first to accrued but unpaid interest which is past due hereunder, if any, and then to the outstanding principal balance of this Note. The balance of the Interval Release Payment shall be applied as set forth in the Renovation Note. The Interval Incentive Fee due hereunder shall be the same as the Interval Incentive Fee due under the Renovation Note, and Maker shall pay only one such fee per Interval Unit sold.

         The outstanding principal balance of this Note together with all accrued interest shall be due and payable on or before June 30, 2001, or any earlier date on which the Loan shall be required to be paid in full, whether by acceleration or otherwise (the "Maturity Date"). This Note is subject to mandatory payments in whole or in part as provided in Section 4.1 of the Loan Agreement as amended from time to time.

4.      Prepayment; Interval Incentive Fees.

        Maker may prepay this Note in full or in part upon not less than three
(3) days prior written notice to Holder provided that at the time of such prepayment Maker pays Holder an Interval Incentive Fee multiplied by the number of Interval Release Payments which would be necessary to pay off the outstanding principal balance of this Note at the time of such prepayment. Only one such Interval Incentive Fee shall be payable by Maker under this Note and the Renovation Note. In the event of prepayment of this Note only, Maker shall be credited with the number of Interval Incentive Fees paid hereunder in connection with such prepayment against the number of Interval Incentive Fees due under the Renovation Note.

        Not in limitation of any mandatory prepayment requirements under the Loan Agreement, if, at any time, the outstanding aggregate principal balance under (i) this Note; (ii) the Renovation Note; and (v) that certain Amended, Restated and Consolidated Receivables Promissory Note No. 2 of even date herewith between Holder and Maker in the maximum principal amount of $30,000,000.00 (the "Receivables Note") exceeds the aggregate amount of $30,000,000.00 or such lesser amount as set forth in the Loan Agreement, such excess amount shall be due and payable by Maker to Holder within five (5) business days after notice from Holder without premium or penalty and such amount shall be applied by Holder to reduce the outstanding principal of any of the referenced notes in any manner or amount that Holder determines.

5.      Default.

        5.1    Events of Default.

        Events of Default hereunder shall be those set forth in the Loan Agreement.

        5.2    Remedies.

        So long as an Event of Default remains outstanding: (a) interest shall accrue at a rate equal to the Interest Rate plus four percent (4%) per annum (the "Default Rate"); (b) Holder may, at its option and without notice (such notice being expressly waived), declare the Loan immediately due and payable; and (c) Holder may pursue all rights and remedies available under the Mortgage or any other Loan Documents. Holder's rights, remedies and powers, as provided in this Note and the other Loan Documents, are cumulative and concurrent, and may be pursued singly, successively or together against Maker, any guarantor of the Loan, the security described in the Loan Documents, and any other security given at any time to secure the payment hereof, all at the sole discretion of Holder. Additionally, Holder may pursue every other right or remedy available at law or in equity without first exhausting the rights and remedies contained herein, all in Holder's sole discretion. Failure of Holder, for any period of time



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or on more than one occasion, to exercise its option to accelerate the Maturity
Date shall not constitute a waiver of the right to exercise the same at any time during the continued existence of any Event of Default or any subsequent Event of Default.

        If any attorney is engaged: (i) to collect the Loan or any sums due under the Loan Documents, whether or not legal proceedings are thereafter instituted by Holder; (ii) to represent Holder in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Note; (iii) to protect the liens of the Mortgage or any of the Loan Documents; (iv) to foreclose the Mortgage or enforce any security interests under the Loan Documents; (v) to represent Holder in any other proceedings whatsoever in connection with the Mortgage or any of the Loan Documents including post judgment proceedings to enforce any judgment related to the Loan Documents; or (vi) in connection with seeking an out-of-court workout or settlement of any of the foregoing, then Maker shall pay to Holder all reasonable costs, attorneys' fees and expenses in connection therewith, in addition to all other amounts due hereunder.

6.      Late Charge.

        If payments of principal and/or interest, or any other amounts under the other Loan Documents are not timely made or remain overdue for a period of ten
(10) days, Maker, without notice or demand by Holder, promptly shall pay an amount ("Late Charge") equal to four percent (4%) of each delinquent payment.

7.      Governing Law: Severability.

        This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois. The invalidity illegality or unenforceability of any provision of this Note shall not affect or impair the validity, legality or enforceability of the remainder of this Note, and to this end, the provisions of this Note are declared to be severable.

8.      Waiver.

        Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, successors, assigns, and legal representatives, hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note except as provided in the Loan Agreement, and agrees that their respective liability shall be unconditional and without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Holder. Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, legal representatives, successors and assigns, hereby consents to every extension of time, renewal, waiver or modification that may be granted by Holder regarding obligations of guarantors, endorsers or sureties with respect to the payment of other provisions of this Note, and to the release of any makers, endorsers, guarantors or sureties, and of any collateral given to secure the payment hereof, or any part hereof, with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to Maker or to any endorser, guarantor or surety and without affecting the liability of any of them.

9.      Security, Application of Payments.

        This Note is secured by the liens, encumbrances and obligations created hereby and by the other Loan Documents and the terms and provisions of the other Loan Documents are hereby incorporated



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herein. Payment will be applied, at Holder's option, first to any fees, expenses or other costs Maker is obligated to pay under this Note or the other Loan Documents, second to interest due on the Loan and third to the outstanding principal balance of the Loan.

10.     Miscellaneous.

        10.1   Amendments.

        This Note may not be terminated or amended orally, but only by a termination or amendment in writing signed by Holder and Maker.

        10.2   Lawful Rate of Interest.

        In no event whatsoever shall the amount of interest paid or agreed to be paid to Holder pursuant to this Note or any of the Loan Documents exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note and the other Loan Documents shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto ("Excess Interest"), then ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such law and if, for any reason whatsoever, Holder shall receive, as interest, an amount which would be deemed unlawful under such applicable law, such interest shall be applied to the principal of the Loan (whether or not due and payable), and not to the payment of interest, or refunded to Maker if such Loan has been paid in full. Neither Maker nor any guarantor or endorser shall have any action against Holder for any damages whatsoever arising out of the payment or collection of any such Excess Interest.

        10.3   Captions.

        The captions of the Paragraphs of this Note are for convenience of reference only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

        10.4   Notices.

        Notices shall be given under this Note in conformity with the terms and conditions of the Loan Agreement.

        10.5   Joint and Several.

        The obligations of Maker under this Note shall be joint and several obligations of Maker and of each Maker, if more than one, and of each Maker's heirs, personal representatives, successors and assigns.

        10.6   Time of Essence.

        Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein.

11.     Sale of Loan.

        Holder, at any time and without the consent of Maker, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Note, the Mortgage, the Loan Agreement and the other Loan Documents, any guaranties given in connection with



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the Loan and any collateral given to secure the Loan. In the event Holder sells, transfers, conveys or assigns all of Holder's right, title and interest in this Note or the Loan, Holder shall give notice thereof to Maker and Holder shall thereupon be released from liability and obligations of the Lender hereunder and under all other transferred Loan Documents from and after the date of such transfer provided such transferee agrees to be bound by the obligations of Lender thereunder and provided such transferee is of equal or greater financial capacity than Holder.

12.     Venue.

        MAKER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS NOTE SHALL BE LITIGATED, AT HOLDER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS. MAKER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. MAKER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES C T CORPORATION SYSTEM, WHOSE ADDRESS IS MAKER, C/O C T CORPORATION SYSTEM, 208 S. LASALLE STREET, CHICAGO, ILLINOIS 60604, AS ITS DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS AND AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON MAKER PROVIDED A COPY OF SUCH SERVICE OF PROCESS IS ALSO SENT WITHIN THREE (3) DAYS THEREAFTER TO MAKER IN ACCORDANCE WITH THE NOTICE PROVISIONS OF THE LOAN AGREEMENT PROVIDED, HOWEVER, IN THE CASE OF SERVICE OF PROCESS FOR ACTIONS WHEREIN MAKER'S RESPONSE IS DUE IN LESS THAN TWENTY (20) DAYS, A COPY OF SUCH PROCESS WILL BE SENT TO MAKER ON THE SAME DAY AS SERVICE ON C T CORPORATION SYSTEM. IN THE EVENT SERVICE IS UNDELIVERABLE BECAUSE SUCH AGENT MOVES OR CEASES TO DO BUSINESS IN CHICAGO, ILLINOIS, MAKER SHALL, WITHIN TEN (10) DAYS AFTER HOLDER'S REQUEST, APPOINT A SUBSTITUTE AGENT (IN CHICAGO, ILLINOIS) ON ITS BEHALF AND WITHIN SUCH PERIOD NOTIFY HOLDER OF SUCH APPOINTMENT. IF SUCH SUBSTITUTE AGENT IS NOT TIMELY APPOINTED, HOLDER SHALL, IN ITS SOLE DISCRETION, HAVE THE RIGHT TO DESIGNATE A SUBSTITUTE AGENT UPON FIVE (5) DAYS NOTICE TO MAKER. MAKER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY HOLDER ON THE LOAN DOCUMENTS IN ACCORDANCE WITH THIS PARAGRAPH.

13.     Jury Trial Waiver.

        MAKER, AND HOLDER BY ITS ACCEPTANCE OF THIS NOTE, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY MAKER AND BY HOLDER, AND MAKER ACKNOWLEDGES THAT NEITHER HOLDER NOR ANY PERSON ACTING ON BEHALF OF HOLDER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. MAKER AND HOLDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT MAKER AND HOLDER HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS NOTE AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. MAKER AND HOLDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING



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OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

        IN WITNESS WHEREOF, Maker has executed this Note or has caused the same to be executed by its duly authorized representatives as of the date set first forth above.

                                        MAKER:

                                        PREFERRED EQUITIES CORPORATION, a Nevada corporation


                                        By:   /s/ JON A. JOSEPH
                                            ------------------------------------

                                        Its: Vice President
                                             -----------------------------------





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